Government Grant	9 Months Ended
Sep. 30, 2026
Government Grant [Abstract]
GOVERNMENT GRANT

17. GOVERNMENT GRANT

In May 2019, Telesat entered into an agreement for a non-refundable government contribution of a value up to $85 million for a period until June 30, 2028 relating to the Telesat Lightspeed constellation.

For the nine months ended September 30, 2026, the Company recorded $3.3 million relating to the agreement (nine months ended September 30, 2025 — $2.6 million).

Of the amount recorded during the nine months ended September 30, 2026, $1.4 million was recorded as a reduction to satellites, property and other equipment and $1.9 million was recorded as a reduction to operating expenses (nine months ended September 30, 2025 — $2.6 million was recorded as a reduction to operating expenses and no amount was recorded as a reduction to satellites, property and other equipment).